                                                                   Exhibit 10.30

                                 PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL        LOAN DATE      MATURITY      LOAN NO       CALL     COLLATERAL     ACCOUNT     OFFICER     INITIALS
$4,000,000.00     07-07-2000                   9100006714       4A         302                       178
------------------------------------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------

BORROWER: DYNACS INC, A DELAWARE CORPORATION, AUTHORIZED TO         LENDER: FIRST NATIONAL BANK OF FLORIDA
          DO BUSINESS IN FLORIDA AS DYNACS WORLDWIDE, INC                   MAIN OFFICE
          35111 U S HIGHWAY 19 N #300                                       1150 CLEVELAND STREET
          PALM HARBOR, FL 34684                                            CLEARWATER, FL 33755
                                                                            (727) 441-3447

=========================================================================================================================

    PRINCIPAL AMOUNT: $4,000,000.00                 INITIAL RATE: 11.500%                 DATE OF NOTE: JULY 7, 2000

PROMISE TO PAY. DYNACS INC, A DELAWARE CORPORATION, AUTHORIZED TO DO BUSINESS IN FLORIDA AS DYNACS WORLDWIDE, INC ("BORROWER") PROMISES TO PAY TO FIRST NATIONAL BANK OF FLORIDA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, ON DEMAND, THE PRINCIPAL AMOUNT OF FOUR MILLION & 00/100 DOLLARS ($4,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE. THE INTEREST RATE WILL NOT INCREASE ABOVE 18.000%.

PAYMENT. BORROWER WILL PAY THIS LOAN IMMEDIATELY UPON LENDER'S DEMAND. PAYMENT IN FULL IS DUE IMMEDIATELY UPON LENDER'S DEMAND. BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING AUGUST 7, 2000, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ACCRUED UNPAID INTEREST, THEN TO PRINCIPAL, AND ANY REMAINING AMOUNT TO ANY UNPAID COLLECTION COSTS. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each day as the index changes. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 9.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 2.000 PERCENTAGE POINTS OVER THE INDEX, SUBJECT HOWEVER TO THE FOLLOWING MINIMUM AND MAXIMUM RATES, RESULTING IN AN INITIAL RATE OF 11.500% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the effective rate of interest on this Note be less than 4.000% per annum or more than (except for any higher default rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $10.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
Customer Service Department, PO Box 11779 Naples, FL 34101-1779.

LATE CHARGE. If a regularly scheduled interest payment is 10 days or more late Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OR $100.00, WHICHEVER IS GREATER. If Lender demands payment of this loan, and Borrower does not pay the loan in full WITHIN 10 DAYS AFTER LENDER'S DEMAND, BORROWER ALSO WILL BE CHARGED EITHER 5.000% OF THE UNPAID PORTION OF THE SUM OF THE UNPAID PRINCIPAL PLUS ACCRUED UNPAID INTEREST OR $100.00, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect the loan if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or junction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF FLORIDA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF FLORIDA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Pinellas County, State of Florida.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However,

                             PROMISSORY NOTE                             PAGE 2
                               (CONTINUED)

================================================================================

this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person currently is authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of his or her authority: RAMENDRA P SINGH. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

REST PERIOD. The line shall maintain a maximum $100.00 funded balance for thirty
(30) consecutive days, or fluctuate at reasonable intervals and amounts during the term of the loan.

COMPLIANCE AGREEMENT. An exhibit, titled "First National Bank of Florida Compliance Agreement," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

GENERAL PROVISIONS. This Note and is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

DYNACS INC, A DELAWARE CORPORATION, AUTHORIZED TO DO BUSINESS IN FLORIDA AS DYNACS WORLDWIDE, INC

BY: /S/ RAMENDRA P SINGH
   -----------------------------
   RAMENDRA P SINGH, PRESIDENT OF DYNACS INC, A
   DELAWARE CORPORATION, AUTHORIZED TO DO BUSINESS IN
   FLORIDA AS DYNACS WORLDWIDE, INC

================================================================================

(LASER PRO Lending, Reg. U.S. Pat. & T.M. OFF., Ver. 5.11.00 06 ( c ) 1997,2000 CFI ProServices, Inc. All Rights Reserved - FL L:\APPS\LPWIN\CFI\LPL\ D20.FC TR-3446 PR-42)

STATE OF GEORGIA
COUNTY OF CLAYTON

     Before me, the undersigned, a Notary Public in and for the State aforesaid, personally appeared Trish Johnston, Assistant Vice President of First National Bank of Florida ("Bank") and Ramendra P. Singh as President of Dynacs Inc., a Delaware Corporation ("Borrower"), who, being by me first duly sworn, stated:

     I. On the date hereof, the Borrower executed the foregoing attached Promissory Note (the "Promissory Note") in favor of Bank at Hartsfield International Airport in Clayton County, Georgia.

     II. The Borrower personally delivered the Promissory Note to Bank and Bank accepted the Promissory Note on the date hereof at Hartsfield International Airport in Clayton County, Georgia.

          DATED this 7th day of July, 2000.

                                DYNACS INC., a Delaware Corporation


                                By: /s/ RAMENDRA P. SINGH
                                   ---------------------------------
                                Ramendra P. Singh, President


                                FIRST NATIONAL BANK OF FLORIDA


                                By: /s/ TRISH JOHNSTON
                                   ---------------------------------
                                Trish Johnston, Assistant Vice President


Sworn to and subscribed before
me on this 7th day of July, 2000.

/s/ HOWARD E. TURNIPSEED
--------------------------------
Notary Public
Print Name: Howard E. Turnipseed
State and County Aforesaid
My Commission Expires:        Notary Public, Clayton County, Georgia
                                    My Commission Expires March 8, 2003